UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2021

NEXGEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56066	26-4042544
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2021, NexGel, Inc. (the “Company”) appointed Adam E. Drapczuk III to replace Adam Levy as the Company’s Chief Financial Officer effective immediately. Mr. Levy will continue to serve as the Company’s President and Chief Executive Officer.

Prior to joining the Company, Mr. Drapczuk, 45, served as Financial Controller for R-Pharm US, a private fully integrated specialty pharmaceutical company focused on commercial opportunities to treat cancer and chronic immune diseases from September 2016 to April 2020 and has remained in a consulting role with the company since then. He also served as Vice President of Finance, CFO, for Inpellis, Inc.; Controller and Director of Finance for Tris Pharma; and Director of Finance for West-Ward Pharmaceuticals Corp. Mr. Drapczuk began his career in accounting and finance at KPMG LLP, servicing the firm’s assurance clients. He received his B.S. in accounting at Susquehanna University in Selinsgrove, PA.

In connection with his appointment, Mr. Drapczuk is expected to receive an initial monthly cash payment of approximately $5,000, though this amount may increase on a month-by-month basis.  Other than the foregoing, there are no arrangements or understandings between Mr. Drapczuk and any other persons pursuant to which he was selected to serve as the Company’s Chief Financial Officer. In addition, other than the foregoing, there are no transactions between the Company and Mr. Drapczuk or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

On June 1, 2021, the Company issued a press release regarding the appointment of Mr. Drapczuk as the Company’s Chief Financial Officer.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

99.1	Press release of NexGel, Inc. issued on June 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 3, 2021

NEXGEL, INC.

		By:	/s/ Adam Levy
Adam Levy
President and Chief Executive Officer